UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  July 13, 2006


                            COMVERSE TECHNOLOGY, INC.

             (Exact name of registrant as specified in its charter)


         NEW YORK                        0-15502                  13-3238402

(State or other jurisdiction           (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)


                                909 Third Avenue,
                               New York, New York
                                      10022

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (212) 652-6801


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Comverse Technology, Inc. (the "Company") entered into employment agreements with each of Raz Alon, as interim Chief Executive Officer, Paul Robinson, as Executive Vice President, Chief Administrative Officer and General Counsel and Avi Aronovitz, as interim Chief Financial Officer, Vice President of Finance and Treasurer.

The Employment Agreement with Raz Alon, dated July 14, 2006 (the "Alon Employment Agreement"), provides for Mr. Alon's employment as the Chief Executive Officer of the Company from July 14, 2006 through April 30, 2007, unless earlier terminated in accordance with the terms of the agreement. Mr. Alon will be paid an annualized base salary of $600,000 and a bonus of $400,000, to be paid at the conclusion of Mr. Alon's term of employment. If Mr. Alon is terminated by the Company without cause (as defined in the Alon Employment Agreement) or terminates his employment for good reason (as defined in the Alon Employment Agreement), Mr. Alon will be entitled to receive the salary otherwise payable through April 30, 2007 and the bonus. Mr. Alon will also be entitled to participate in the Company's benefit plans applicable to senior-level executives, to be reimbursed for certain business expenses and to certain gross-up payments.

In addition, Mr. Alon was granted a Deferred Stock Award of 40,000 Deferred Stock Shares (the "Alon Award") under the Company's 2005 Stock Incentive Compensation Plan (the "Plan"). Each Deferred Stock Award represents the right to receive one share of common stock, $0.01 par value per share, of the Company (the "Common Stock") at the end of deferral period. The Alon Award will vest as follows: 80% on April 30, 2007; 15% on April 30, 2008; and 5% on July 14, 2009.
If Mr. Alon's employment as Chief Executive Officer is terminated by the Company other than for cause or by Mr. Alon for good reason, 25% of the Alon Award will vest upon termination of the term of employment and the balance will vest as follows: 55%, on April 30, 2007; 15% on April 30, 2008; and 5% on July 14, 2009.
The Alon Award will accelerate and vest in full upon (i) death, (ii) termination as Chief Executive Officer due to disability, (iii) termination of Mr. Alon's service as director for any reason other than his voluntary resignation or removal for cause under applicable law or (iv) termination of Mr. Alon's service as a director due to his voluntary resignation within one year of a change of control of the Company. Shares (or, at the Company's election, cash in lieu of such shares) will be delivered to Mr. Alon in settlement of the portion of the Alon Award vesting on or before April 30, 2007 at the earlier of (a) the business day after the first date during 2008 on which the shares in settlement of the Alon Award are registered under a registration statement of Form S-8 and
(b) December 31, 2008 and, with respect to the portions of the Alon Award vesting after April 30, 2007, the applicable vesting date.

Mr. Alon will also be entitled to receive options to purchase 30,000 shares of Common Stock within ten days after the date on which the Company is eligible to use a registration statement on Form S-8. These stock options will be granted under the Plan and their exercise price shall equal the market value of Common Stock on the date of grant and will vest on April 30, 2007. However, the stock option grant shall accelerate and vest in full upon (i) death, (ii) termination as Chief Executive Officer due to disability (as defined in the Alon Employment Agreement), (iii) termination of employment by the Company without cause or (iv) termination of employment by Mr. Alon for good reason.

The Employment Agreement with Paul Robinson, dated July 13, 2006 (the "Robinson Employment Agreement"), provides for Mr. Robinson's employment as Executive Vice President, Chief Administrative Officer and General Counsel of the Company effective June 1, 2006 through May 31, 2008, and is subject to automatic renewal for additional one-year periods. Mr. Robinson will be paid a base salary at the rate of $550,000 per annum for the fiscal year ending January 31, 2007 ("Fiscal 2006") and an annual base salary of no less than $425,000 per annum for the fiscal year ending January 31, 2008 ("Fiscal 2007"), with such salary to be reviewed and increased at least annually thereafter. For Fiscal 2006, Mr. Robinson shall be entitled to an annual bonus of no less than $150,000 and, at

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the discretion of the Compensation Committee, up to an additional $200,000, to be determined based on Mr. Robinson's performance and the performance of the Company. In addition, Mr. Robinson will receive a retention bonus of $400,000 payable on May 15, 2007, provided that Mr. Robinson remains employed with the Company on a continuous basis through such date. Mr. Robinson will also be entitled to participate in the Company's benefit plans applicable to senior-level executives, to be reimbursed for certain business expenses and to certain perquisites, including automobile lease and life insurance premiums up to $3,500 per year.

In addition, Mr. Robinson was granted a Deferred Stock Award of 40,000 shares of Common Stock (the "Robinson Award") under the Plan. Each Deferred Stock Award represents the right to receive one share of Common Stock. The Robinson Award will vest 25% on each of May 31, 2007, May 31, 2008, May 31, 2009 and May 31, 2010, subject to accelerated vesting in full upon Mr. Robinson's death, termination of employment due to disability (as defined in the Robinson Employment Agreement), termination of employment by the Company without cause (as defined in the Robinson Employment Agreement) or termination of employment by Mr. Robinson for good reason (as defined in the Robinson Employment Agreement). Shares (or, at the Company's election, cash in lieu of such shares) will be delivered to Mr. Robinson in settlement of the portion of the Robinson Award vesting on or before May 31, 2007 at the earlier of (a) the business day after the first date during 2008 on which the shares in settlement of the Robinson Award are registered under a registration statement of Form S-8 and (b) December 31, 2008 and, with respect to the portions of the Robinson Award vesting after May 31, 2007, the applicable vesting date.

Mr. Robinson will also be entitled to receive options to purchase 10,000 shares of Common Stock within ten days after the first date on which the Company is eligible to use a registration statement on Form S-8 to register the stock options. The stock options will be granted under the Plan and have an exercise price equal to fair market value of the shares of Common Stock on the date of grant. The stock options will vest 25% on each of May 31, 2007, May 31, 2008, May 31, 2009 and May 31, 2010, subject to accelerated vesting in full upon Mr. Robinson's death, termination of employment due to disability or termination by the Company without cause or termination of employment by Mr. Robinson for good reason.

In the event of a termination of employment due to death or disability, Mr. Robinson will be entitled to the following: (i) earned but unpaid base salary,
(ii) a pro-rata share of the maximum bonus compensation Mr. Robinson would have earned if he had remained employed through the end of the fiscal year in which his death or termination due to disability occurred, (iii) as indicated above, immediate vesting in full of the Deferred Stock award and the stock options (whenever granted) on the date of death or the date of termination due to disability, (iv) payment of certain employee benefit amounts, reimbursement amounts, perquisites and vacation earned and (v) payment or receipt of additional benefits, including equity compensation, if any, under applicable Company plans, programs and/or arrangements. If Mr. Robinson's employment is terminated by the Company for cause or by Mr. Robinson without good reason or if Mr. Robinson terminates the Robinson Employment Agreement by notice of nonrenewal, Mr. Robinson shall be entitled to the compensation set forth under clauses (i), (iv) and (v) set forth in the first sentence of this paragraph. If Mr. Robinson terminates his employment with good reason or is terminated by the Company without cause or by notice of nonrenewal of the Robinson Employment Agreement, Mr. Robinson will be entitled to the compensation set forth under clauses (i) through (v) set forth in the first sentence of this paragraph and the following: (a) payment of 100% of the greater of (1) the base salary on the date of termination or (2) the base salary in effect prior to any reduction that would constitute good reason, (b) payment of 100% of the greater of (1) the maximum bonus compensation Mr. Robinson would have earned through the end of the fiscal year in which he was terminated or (2) $300,000, (c) payment of any unpaid portion of the retention bonus, and (d) payment of the full premiums for Mr. Robinson's, and any beneficiary's, coverage under COBRA health continuation benefits over the 18 month period immediately following the date of termination. If Mr. Robinson's employment is terminated by the Company without cause or by Mr. Robinson with good reason in connection with or within one year after a change in control, Mr. Robinson will be entitled to the compensation set forth in the immediately preceding sentence, except that he would receive 200% (as opposed to 100%) of the amounts referred to in clauses (a) and (b) thereof. Mr. Robinson is also entitled to certain excise tax gross-up payments in certain circumstances. Mr. Robinson is subject to certain confidentiality provisions, restrictive covenants and intellectual property assignment provisions.

The Employment Agreement with Avi Aronovitz, dated July 13, 2006 (the "Aronovitz Employment Agreement"), provides for Mr. Aronovitz's employment as Interim Chief Financial Officer, Vice President of Finance and Treasurer of the Company effective June 1, 2006 through May 31, 2008, and is subject to automatic renewal for additional one-year periods. Mr. Aronovitz will be paid a base salary at the rate of $310,000 per annum for the fiscal year ending January 31, 2007 ("Fiscal 2006"), with such salary to be reviewed and increased at least annually thereafter. For Fiscal 2006, Mr. Aronovitz shall be entitled to an annual bonus of no less than $150,000 and, at the discretion of the Compensation Committee, up to an additional $200,000, to be determined based on Mr. Aronovitz's performance and the performance of the Company. In addition, Mr. Aronovitz will receive a retention bonus of $430,000, of which $250,000 is payable on May 15, 2007 and the balance of $180,000 is payable in three equal installments on each of July 31, 2006, January 31, 2007 and June 1, 2007, provided Mr. Aronovitz remains employed with the Company on a continuous basis through each such date. Mr. Aronovitz will also be entitled to participate in the Company's benefit plans applicable to senior-level executives, to be reimbursed for certain business expenses and to certain perquisites, including automobile lease.

In addition, Mr. Aronovitz was granted a Deferred Stock Award of 40,000 shares of Common Stock (the "Aronovitz Award") under the Plan. Each Deferred Stock Award represents the right to receive one share of Common Stock. The Aronovitz Award will vest 25% on each of May 31, 2007, May 31, 2008, May 31, 2009 and May 31, 2010, subject to accelerated vesting in full upon Mr. Aronovitz's death, termination of employment due to disability (as defined in the Aronovitz Employment Agreement) or termination of employment by the Company without cause (as defined in the Aronovitz Employment Agreement) or termination of employment by Mr. Aronovitz for good reason (as defined in the Aronovitz Employment Agreement). Shares (or, at the Company's election, cash in lieu of such shares) will be delivered to Mr. Aronovitz in settlement of the portion of the Aronovitz Award vesting on or before May 31, 2007 at the earlier of (a) the business day after the first date during 2008 on which the shares in settlement of the Aronovitz Award are registered under a registration statement of Form S-8 and
(b) December 31, 2008 and, with respect to the portions of the Aronovitz Award vesting after May 31, 2007, the applicable vesting date.

In the event of a termination of employment due to death or disability, Mr. Aronovitz will be entitled to the following: (i) earned but unpaid base salary,
(ii) a pro-rata share of the maximum bonus compensation Mr. Aronovitz would have earned if he had remained employed through the end of the fiscal year in which his death or termination due to disability occurred, (iii) as indicated above, immediate vesting in full of the Deferred Stock award and the stock options (whenever granted) on the date of death or the date of termination due to disability, (iv) payment of certain employee benefit amounts, reimbursement amounts, perquisites and vacation earned and (v) payment or receipt of additional benefits, including equity compensation, if any, under applicable Company plans, programs and/or arrangements. If Mr. Aronovitz's employment is terminated by the Company for cause or by Mr. Aronovitz without good reason or if Mr. Aronovitz terminates the Aronovitz Employment Agreement by notice of nonrenewal, Mr. Aronovitz shall be entitled to the compensation set forth under clauses (i), (iv) and (v) set forth in the first sentence of this paragraph. If Mr. Aronovitz terminates his employment with good reason or is terminated by the Company without cause or by notice of nonrenewal of the Aronovitz Employment


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Agreement, Mr. Aronovitz will be entitled to the compensation set forth under clauses (i) through (v) set forth in the first sentence of this paragraph and the following: (a) payment of 100% of the greater of (1) the base salary on the date of termination or (2) the base salary in effect prior to any reduction that would constitute good reason, (b) payment of 100% of the greater of (1) the maximum bonus compensation Mr. Aronovitz would have earned through the end of the fiscal year in which he was terminated or (2) $300,000, (c) payment of any unpaid portion of the retention bonus, and (d) payment of the full premiums for Mr. Aronovitz's, and any beneficiary's, coverage under COBRA health continuation benefits over the 18 month period immediately following the date of termination. If Mr. Aronovitz's employment is terminated by the Company without cause or by Mr. Aronovitz with good reason in connection with or within one year after a change in control, Mr. Aronovitz will be entitled to the compensation set forth in the immediately preceding sentence, except that he would receive 200% (as opposed to 100%) of the amounts referred to in clauses (a) and (b) thereof. Mr. Aronovitz is also entitled to certain excise tax gross-up payments in certain circumstances. Mr. Aronovitz is subject to certain confidentiality provisions, restrictive covenants and intellectual property assignment provisions.

The foregoing descriptions of the employment terms of each of Mr. Alon, Mr. Robinson and Mr. Aronovitz do not purport to be complete and are qualified in their entirety by reference to the relevant underlying agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 hereto, and are incorporated by reference herein.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(D)      EXHIBITS:

Exhibit No.                                Description
-----------                                -----------

   10.1 Employment Agreement, dated as of July 14, 2006, by and between Comverse Technology, Inc. and Raz Alon.

   10.2 Deferred Stock Award Agreement, dated as of July 14, 2006, between Comverse Technology, Inc. and Raz Alon.

   10.3 Employment Agreement, dated as of July 13, 2006, by and between Comverse Technology, Inc. and Paul Robinson.

   10.4 Deferred Stock Award Agreement, dated as of July 13, 2006, by and between Comverse Technology, Inc. and Paul Robinson.

   10.5 Employment Agreement, dated as of July 13, 2006, by and between Comverse Technology, Inc. and Avi Aronovitz.

   10.6 Deferred Stock Award Agreement, dated as of July 13, 2006, by and between Comverse Technology, Inc. and Avi Aronovitz.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMVERSE TECHNOLOGY, INC.


Date:  July 18, 2006                        By: /s/  Paul L. Robinson
                                               -----------------------------
                                            Name:  Paul L. Robinson
                                            Title: Executive Vice President


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                                  EXHIBIT INDEX


Exhibit No.                                Description
-----------                                -----------

   10.1 Employment Agreement, dated as of July 14, 2006, by and between Comverse Technology, Inc. and Raz Alon.

   10.2 Deferred Stock Award Agreement, dated as of July 14, 2006, between Comverse Technology, Inc. and Raz Alon.

   10.3 Employment Agreement, dated as of July 13, 2006, by and between Comverse Technology, Inc. and Paul Robinson.

   10.4 Deferred Stock Award Agreement, dated as of July 13, 2006, by and between Comverse Technology, Inc. and Paul Robinson.

   10.5 Employment Agreement, dated as of July 13, 2006, by and between Comverse Technology, Inc. and Avi Aronovitz.

   10.6 Deferred Stock Award Agreement, dated as of July 13, 2006, by and between Comverse Technology, Inc. and Avi Aronovitz.